Exhibit 99.2
WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
CONSOLIDATED EARNINGS
          (in millions)

	Q1		Q2	Q3	Q4	Year-to-date
	April 1,	March 26,	June 25,	Sept. 24,	Dec. 31,	Dec. 31,
	2007	2006	2006	2006	2006	2006
Net sales and revenues:
Weyerhaeuser	$3,404	$3,762	$4,122	$3,805	$3,649	$15,338
Real Estate and Related Assets	487	690	746	749	1,150	3,335

Total net sales and revenues	3,891	4,452	4,868	4,554	4,799	18,673

Costs and expenses:
Weyerhaeuser:
Costs of products sold (1)	2,785	2,948	3,191	3,038	3,007	12,184
Depreciation, depletion and amortization	232	233	232	232	252	949
Selling expenses	109	100	116	112	123	451
General and administrative expenses	200	235	205	214	241	895
Research and development expenses (2)	16	16	15	23	15	69
Charges (reversals) for restructuring (3)	3	(1)	18	4	—	21
Charges for closure of facilities (4)	5	2	5	15	50	72
Impairment of goodwill (5)	22	—	—	—	—	—
Refund of countervailing and anti-dumping duties	—	—	—	—	(344)	(344)
Other operating costs (income), net (6) (7)	21	31	(26)	(36)	(107)	(138)

	3,393	3,564	3,756	3,602	3,237	14,159

Real Estate and Related Assets:
Costs and operating expenses (8)	379	482	553	539	764	2,338
Depreciation and amortization	6	3	4	10	8	25
Selling expenses	41	37	43	44	56	180
General and administrative expenses	28	30	35	30	29	124
Other operating costs (income), net	(4)	(3)	3	(2)	(1)	(3)
Impairment of long-lived assets	—	—	3	14	19	36

	450	549	641	635	875	2,700

Total costs and expenses	3,843	4,113	4,397	4,237	4,112	16,859

Operating income	48	339	471	317	687	1,814

Interest expense and other:
Weyerhaeuser:
Interest expense incurred	(131)	(128)	(129)	(126)	(136)	(519)
Less: interest capitalized	30	16	20	21	26	83
Interest income and other	20	19	14	18	19	70
Equity in income (loss) of affiliates (9)	(1)	3	7	(1)	(1)	8
Real Estate and Related Assets:
Interest expense incurred	(12)	(14)	(14)	(12)	(15)	(55)
Less: interest capitalized	12	14	14	12	15	55
Interest income and other	3	10	3	7	10	30
Equity in income of unconsolidated entities	18	21	15	14	8	58

Earnings (loss) from continuing operations before income taxes	(13)	280	401	250	613	1,544
Income taxes (1) (10)	(3)	(100)	(91)	(84)	(202)	(477)

Earnings (loss) from continuing operations	(16)	180	310	166	411	1,067
Earnings (loss) from discontinued operations, net of taxes (11)	771	(756)	(13)	59	96	(614)

Net earnings (loss) (1)	$755	$(576)	$297	$225	$507	$453

Basic net earnings (loss) per share:
Continuing operations	$(0.07)	$0.73	$1.25	$0.67	$1.72	$4.36
Discontinued operations	3.31	(3.07)	(0.05)	0.24	0.40	(2.51)

Net earnings (loss) per share	$3.24	$(2.34)	$1.20	$0.91	$2.12	$1.85

Diluted net earnings (loss) per share:
Continuing operations	$(0.07)	$0.73	$1.24	$0.67	$1.72	$4.34
Discontinued operations	3.29	(3.07)	(0.05)	0.24	0.40	(2.50)

Net earnings (loss) per share	$3.22	$(2.34)	$1.19	$0.91	$2.12	$1.84

Dividends paid per share	$0.60	$0.50	$0.50	$0.60	$0.60	$2.20

Weighted average shares outstanding (in thousands):
Basic	233,242	245,794	248,147	247,428	238,824	244,931
Diluted	234,679	245,794	249,194	247,900	239,525	245,707
Common and exchangeable shares outstanding at end of period (in thousands)	217,726	247,555	248,269	242,929	238,008	238,008
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)
FOOTNOTES TO CONSOLIDATED EARNINGS
           (in millions)

(1)	The following adjustments were made to 2006 quarterly results to apply a new accounting pronouncement to expense planned major maintenance costs as incurred:

							Year-to-date
		Q1 2007	Q1 2006	Q2 2006	Q3 2006	Q4 2006	2006

	Cellulose Fibers	$—	$(5)	$(10)	$13	$2	$—
	Fine Paper	—	7	(10)	6	(3)	—
	Containerboard, Packaging, and Recycling	—	4	(5)	1	—	—

		—	6	(25)	20	(1)	—
	Income taxes	—	(2)	8	(6)	—	—

	Net earnings (loss)	$—	$4	$(17)	$14	$(1)	$—

(2)	The third quarter of 2006 includes a $9 million charge related to the acquisition of OrganicID, a research and development company.

(3)	The second quarter of 2006 includes an $18 million charge related to the restructuring of the Containerboard, Packaging and Recycling business model.

(4)	See detail of closure charges by segment on page 4.

(5)	The first quarter of 2007 includes a charge of $22 for the impairment of goodwill associated with Canadian wood products distribution facilities.

							Year-to-date
		Q1 2007	Q1 2006	Q2 2006	Q3 2006	Q4 2006	2006

(6)	Includes net foreign exchange gains (losses), primarily from fluctuations in Canadian and New Zealand exchange rates:	$7	$(26)	$21	$17	$15	$27

(7)	The first quarter of 2007 includes $34 million in asset impairments related to wood products facilities. The third quarter of 2006 includes $23 million of income related to a reduction of the reserve for hardboard siding claims and charges of $7 million for the impairment of fixed assets related to production curtailments. The fourth quarter of 2006 includes $95 million of income related to a reversal of the reserve for alder litigation claims.

(8)	The first quarter of 2006 includes income of $8 million related to a warranty insurance recovery.

(9)	The third quarter of 2006 includes a $2 million charge related to the impairment of investments in equity affiliates.

(10)	The second quarter of 2006 includes a one-time tax benefit of $48 million related to a change in Texas state income tax law, a reduction in the Canadian federal income tax rate and a deferred tax adjustment related to the Medicare Part D subsidy.

(11)	Discontinued operations includes the net operating results of the operations of Fine Paper and Related Assets and the North American and European composite panels operations. The first quarter of 2007 includes a pretax gain of $682 million and related tax benefit of $74 million on the distribution of the fine paper business and related assets to Weyerhaeuser shareholders. The first and second quarters of 2006 include charges of $746 million and $3 million, respectively, for the impairment of goodwill associated with the fine paper business. The third quarter of 2006 includes a pretax gain of $51 million and related tax expense of $18 million associated with the sale of the North American composite panels operations and an $8 million charge to write off additional goodwill associated with the coastal British Columbia operations. The fourth quarter of 2006 includes a pretax gain of $45 million and related tax expense of $4 million associated with the sale of the Irish composite panels operations.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)

	Q1		Q2	Q3	Q4	Year-to-date
	April 1,	March 26,	June 25,	Sept. 24,	Dec. 31,	Dec. 31,
	2007	2006	2006	2006	2006	2006
Net sales and revenues (in millions): (1)(2)
Timberlands:
Logs	$170	$201	$198	$200	$182	$781
Other products	63	62	71	46	56	235

	233	263	269	246	238	1,016

Wood Products:
Softwood lumber	574	782	857	733	625	2,997
Plywood	100	135	147	134	113	529
Veneer	9	13	13	9	7	42
Composite panels	24	121	140	71	25	357
Oriented strand board	152	287	273	203	176	939
Hardwood lumber	90	99	105	96	98	398
Engineered I-Joists	117	169	202	162	137	670
Engineered solid section	155	204	231	190	169	794
Logs	6	7	5	5	6	23
Other products	243	256	327	302	268	1,153

	1,470	2,073	2,300	1,905	1,624	7,902

Cellulose Fibers:
Pulp	405	394	402	404	457	1,657
Liquid packaging board	56	46	62	59	62	229
Other products	21	13	16	19	22	70

	482	453	480	482	541	1,956

Fine Paper: (2)
Paper	432	613	601	604	652	2,470
Coated groundwood	26	40	44	42	45	171
Other products	1	1	1	2	—	4

	459	654	646	648	697	2,645

Containerboard, Packaging and Recycling:
Containerboard	119	82	84	92	119	377
Packaging	951	911	1,002	997	1,021	3,931
Recycling	94	80	85	89	91	345
Bags	23	20	20	23	25	88
Other products	39	34	46	44	47	171

	1,226	1,127	1,237	1,245	1,303	4,912

Real Estate and Related Assets	487	690	746	749	1,150	3,335

Corporate and Other	97	116	117	123	128	484

Less: sales of discontinued operations	(563)	(924)	(927)	(844)	(882)	(3,577)

	$3,891	$4,452	$4,868	$4,554	$4,799	$18,673

(1)	The fourth quarter of 2006 inlcudes 14 weeks of operations compared to 13 weeks in all other quarters.

(2)	First quarter 2007 results include 9 weeks of operations for Fine Paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.
Contribution (charge) to pre-tax earnings:
          (in millions)

	Q1		Q2	Q3	Q4	Year-to-date
	April 1,	March 26,	June 25,	Sept. 24,	Dec. 31,	Dec. 31,
	2007	2006	2006	2006	2006	2006
Timberlands (1) (2)	$175	$198	$224	$178	$167	$767
Wood Products (1) (2) (5)	(167)	117	131	11	205	464
Cellulose Fibers (1) (2) (4)	22	(5)	23	66	58	142
Fine Paper (1) (2) (4) (6)	20	(756)	(20)	68	61	(647)
Containerboard, Packaging and Recycling (1) (2) (4) (7)	67	26	69	97	71	263
Real Estate and Related Assets (2) (8)	58	172	123	135	293	723
Corporate and Other (1) (2) (3) (9)	633	(102)	(40)	(78)	(3)	(223)

	$808	$(350)	$510	$477	$852	$1,489

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)

FOOTNOTES TO CONTRIBUTION (CHARGE) TO PRE-TAX EARNINGS
(in millions)

							Year-to-date

		Q1 2007	Q1 2006	Q2 2006	Q3 2006	Q4 2006	2006

(1)	Closure charges by segment:
	Timberlands	$—	$—	$—	$—	$1	$1
	Wood Products	3	—	1	10	48	59
	Cellulose Fibers	—	(1)	—	1	(3)	(3)
	Fine Paper	2	—	11	3	1	15
	Containerboard, Packaging and Recycling	2	2	5	3	4	14
	Corporate and Other	—	—	—	26	—	26

		$7	$1	$17	$43	$51	$112

	The above closure charges include costs incurred within the company’s discontinued operations.

							Year-to-date

		Q1 2007	Q1 2006	Q2 2006	Q3 2006	Q4 2006	2006

(2)	Share-based compensation charges (income) recognized by segment:
	Timberlands	$1	$1	$—	$—	$—	$1
	Wood Products	2	2	—	—	1	3
	Cellulose Fibers	2	1	—	—	1	2
	Fine Paper	—	—	—	1	—	1
	Containerboard, Packaging and Recycling	1	2	(1)	1	—	2
	Real Estate and Related Assets	2	—	2	—	—	2
	Corporate and Other	14	15	(5)	1	7	18

		$22	$21	$(4)	$3	$9	$29

							Year-to-date

		Q1 2007	Q1 2006	Q2 2006	Q3 2006	Q4 2006	2006

(3)	Net foreign exchange gains (losses) included in Corporate and Other:	$7	$(26)	$20	$17	$14	$25
(4)	See detail of quarterly adjustments made to apply a new accounting pronouncement to expense planned major maintenance costs as incurred on page 2.

(5)	Additional Wood Products notes:
(a)	The first quarter of 2007 includes charges of $22 for the impairment of goodwill associated with Canadian distribution facilities and $34 million in asset impairments related to wood products facilities.

(b)	The third quarter of 2006 includes $23 million of income related to a reduction of the reserves for hardboard siding claims.

(c)	The third quarter of 2006 includes a $51 million gain on the sale of the company’s North American composite panels operations.

(d)	The third quarter of 2006 includes charges of $7 million for the impairment of fixed assets related to production curtailments.

(e)	The fourth quarter of 2006 includes $344 million of income from the refund of countervailing and anti-dumping duties.

(f)	The fourth quarter of 2006 includes $95 million of income related to a reversal of the reserves for alder litigation claims.
(6)	Additional Fine Paper notes:
(a)	The first and second quarters of 2006 include charges of $746 million and $3 million, respectively, for the impairment of goodwill associated with the fine paper business.
(7)	Additional Containerboard, Packaging and Recycling notes:
(a)	The second and third quarters of 2006 include charges of $18 million and $3 million, respectively, related to the restructuring of the Containerboard, Packaging and Recycling business model.
(8)	Additional Real Estate and Related Assets notes:
(a)	The first quarter of 2006 includes income of $8 million related to a warranty insurance recovery and income of $9 million related to recognition of deferred income in connection with partnership restructurings.

(b)	The first quarter of 2007 includes net gains on land and lot sales of $3 million. The first, second, third and fourth quarters of 2006 include net gains (losses) on land and lot sales of $33 million, ($1) million, $0, and $110 million, respectively, or $142 million year-to-date.The fourth quarter of 2006 also includes a $28 million gain on the sale of an apartment building.

(c)	The second, third, and fourth quarters of 2006 include charges for the impairment of assets of $3 million, $14 million, and $19 million, respectively, or $36 million year-to-date.
(9)	Additional Corporate and Other notes:
(a)	The first quarter of 2007 includes a $682 million pretax gain on the distribution of the Fine Paper business and related assets to Weyerhaeuser shareholders.

(b)	The third quarter of 2006 includes an $8 million charge to write off additional goodwill associated with the coastal British Columbia operations.

(c)	The third quarter of 2006 includes a $9 million charge related to the acquisition of OrganicID, a research and development company.

(d)	The fourth quarter of 2006 includes a $45 million pretax gain on the sale of the company’s Irish composite panels operations.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION (unaudited)

	Q1		Q2	Q3	Q4	Year-to-date
	April 1,	March 26,	June 25,	Sept. 24,	Dec. 31,	Dec. 31,
	2007	2006	2006	2006	2006	2006
Third party sales volumes: (1)(2)
Timberlands (thousands):
Logs — cunits	750	935	808	850	843	3,436

Wood Products (millions):
Softwood lumber — board feet	1,657	1,921	2,113	1,974	1,863	7,871
Plywood — square feet (3/8”)	310	389	458	437	379	1,663
Veneer — square feet (3/8”)	57	61	63	48	43	215
Composite panels — square feet (3/4”)	36	302	324	139	37	802
Oriented strand board — square feet (3/8”)	942	1,000	1,069	989	1,038	4,096
Hardwood lumber — board feet	89	103	110	100	99	412
Engineered I-Joists — lineal feet	82	114	137	110	95	456
Engineered solid section — cubic feet	7	9	11	9	7	36
Logs — cunits (in thousands)	46	55	46	26	42	169

Cellulose Fibers (thousands):
Pulp — air-dry metric tons	594	651	647	625	698	2,621
Liquid packaging board — tons	67	56	71	72	76	275

Fine Paper (thousands): (2)
Paper — tons	461	753	662	641	693	2,749
Coated groundwood — tons	38	52	59	59	64	234
Paper converting — tons	318	511	474	462	485	1,932

Containerboard, Packaging and Recycling (thousands):
Containerboard — tons	259	211	189	202	254	856
Packaging — MSF	17,754	18,342	19,168	18,425	18,932	74,867
Recycling — tons	654	733	719	678	745	2,875
Kraft bags and sacks — tons	25	20	20	22	27	89

Real Estate and Related Assets:
Single-family homes sold	1,684	1,472	1,325	906	838	4,541
Single-family homes closed	976	1,161	1,483	1,439	1,753	5,836
Single-family homes sold but not closed at end of period	2,207	3,105	2,947	2,414	1,499	1,499

(1)	The fourth quarter of 2006 inlcudes 14 weeks of operations compared to 13 weeks in all other quarters.

(2)	First quarter 2007 results include 9 weeks of operations for Fine Paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION

	Q1		Q2	Q3	Q4	Year-to-date
	April 1,	March 26,	June 25,	Sept. 24,	Dec. 31,	Dec. 31,
	2007	2006	2006	2006	2006	2006
Total production volumes: (1)(2)

Timberlands (thousands):
Fee depletion — cunits	2,140	2,132	2,083	2,040	2,195	8,450

Wood Products (millions):
Softwood lumber — board feet	1,427	1,663	1,650	1,559	1,483	6,355
Plywood — square feet (3/8”)	114	241	245	237	177	900
Veneer — square feet (3/8”) (3)	298	455	455	494	335	1,739
Composite panels — square feet (3/4”)	—	278	288	100	—	666
Oriented strand board — square feet (3/8”)	968	1,073	1,062	1,009	1,022	4,166
Hardwood lumber — board feet	73	82	83	82	77	324
Engineered I-Joists — lineal feet	87	121	136	130	86	473
Engineered solid section — cubic feet	6	11	12	10	8	41

Cellulose Fibers (thousands):
Pulp — air-dry metric tons	539	676	588	660	664	2,588
Liquid packaging board — tons	60	61	75	73	73	282

Fine Paper (thousands): (2)
Paper — tons (4)	444	724	672	675	725	2,796
Coated groundwood — tons	43	56	56	59	59	230
Paper converting — tons	318	498	461	485	487	1,931

Containerboard, Packaging and Recycling (thousands):
Containerboard — tons (5)	1,515	1,575	1,533	1,544	1,608	6,260
Packaging — MSF	19,007	19,550	20,290	19,341	20,670	79,851
Recycling — tons (6)	1,619	1,716	1,684	1,641	1,788	6,829
Kraft bags and sacks — tons	23	19	20	18	25	82

(1)	The fourth quarter of 2006 inlcudes 14 weeks of operations compared to 13 weeks in all other quarters.

(2)	First quarter 2007 results include 9 weeks of operations for Fine Paper and related assets, prior to the distribution of these assets to Weyerhaeuser shareholders.

(3)	Veneer production represents lathe production and includes volumes that are further processed into plywood and engineered lumber products by company mills.

(4)	Paper production includes unprocessed rolls and converted paper volumes.

(5)	Containerboard production represents machine production and includes volumes that are further processed into packaging and kraft bags and sacks by company facilities.

(6)	Recycling production includes volumes processed in Weyerhaeuser recycling facilities that are consumed by company facilities and brokered volumes.
PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
CONDENSED CONSOLIDATED BALANCE SHEETS (unaudited)
(in millions)

	April 1,	Dec. 31,
	2007	2006
Assets
Weyerhaeuser
Current assets:
Cash and cash equivalents	$1,172	$223
Receivables, less allowances	1,394	1,183
Inventories	1,437	1,367
Prepaid expenses	356	396
Assets held for sale	114	105
Current assets of discontinued operations	—	847

Total current assets	4,473	4,121
Property and equipment	6,850	7,067
Construction in progress	467	395
Timber and timberlands at cost, less fee stumpage charged to disposals	3,705	3,681
Investments in and advances to equity affiliates	498	499
Goodwill	2,158	2,185
Deferred pension and other assets	1,378	1,369
Restricted assets held by special purpose entitites	915	917
Noncurrent assets of discontinued operations	—	3,004

	20,444	23,238

Real Estate and Related Assets
Cash and cash equivalents	13	20
Receivables, less allowances	77	144
Real estate in process of development and for sale	1,540	1,449
Land being processed for development	1,427	1,365
Investments in unconsolidated entities, less reserves	81	72
Other assets	396	423
Consolidated assets not owned	264	151

	3,798	3,624

Total assets	$24,242	$26,862

Liabilities and Shareholders’ Interest

Weyerhaeuser
Current liabilities:
Notes payable and commercial paper	$163	$72
Current maturities of long-term debt	70	494
Accounts payable	920	948
Accrued liabilities	1,220	1,350
Current liabilities of discontinued operations	—	265

Total current liabilities	2,373	3,129
Long-term debt	6,849	7,069
Deferred income taxes	2,897	3,021
Deferred pension, other postretirement benefits and other liabilities	1,691	1,759
Liabilities (nonrecourse to Weyerhaeuser) held by special purpose entities	763	765
Noncurrent liabilities of discontinued operations	—	707

	14,573	16,450

Real Estate and Related Assets
Notes payable and commercial paper	427	—
Long-term debt	605	606
Other liabilities	565	606
Consolidated liabilites not owned	232	115

	1,829	1,327

Total liabilities	16,402	17,777
Shareholders’ interest	7,840	9,085

Total liabilities and shareholders’ interest	$24,242	$26,862

PRELIMINARY RESULTS - SUBJECT TO AUDIT

WEYERHAEUSER COMPANY
STATISTICAL INFORMATION
STATEMENT OF CASH FLOWS
SELECTED INFORMATION (unaudited)
(in millions)

	Q1		Q2	Q3	Q4	Year-to-date
	April 1,	March 26,	June 25,	Sept. 24,	Dec. 31,	Dec. 31,
	2007	2006	2006	2006	2006	2006
(Weyerhaeuser only, excludes Real Estate & Related Assets)
Net cash from operations	$180	$(324)	$292	$373	$887	$1,228
Cash paid for property and equipment	$(114)	$(182)	$(184)	$(173)	$(273)	$(812)
Cash paid for timberlands reforestation	$(12)	$(12)	$(9)	$(6)	$(10)	$(37)
Cash received from issuances of debt	$—	$—	$—	$3	$1	$4
Revolving credit facilities, notes and commercial paper borrowings, net	$10	$(68)	$19	$195	$(95)	$51
Payments on debt	$(638)	$(158)	$(10)	$(58)	$(5)	$(231)
Proceeds from the sale of operations	$1,350	$—	$—	$187	$86	$273
Repurchases of common stock	$—	$—	$—	$(332)	$(340)	$(672)
PRELIMINARY RESULTS - SUBJECT TO AUDIT